UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2013, Jarden Corporation’s (the “Company”) stockholders approved the adoption of the Jarden Corporation 2013 Stock Incentive Plan (the “Incentive Plan”) at its annual meeting of stockholders (the “Annual Meeting”). The Incentive Plan was adopted by the Company’s Board of Directors on February 23, 2013, subject to stockholder approval at the Annual Meeting.

The material terms of the Incentive Plan are summarized in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 15, 2013 (the “Proxy Statement”). The foregoing summary is qualified by the full text of the Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 30, 2013, the Company’s stockholders approved the Jarden Corporation 2013 Employee Stock Purchase Plan (the “ESPP”) at its Annual Meeting. The ESPP was adopted by the Company’s Board of Directors on February 23, 2013, subject to stockholder approval at the Annual Meeting.

The material terms of the ESPP are summarized in the Company’s Proxy Statement. The foregoing summary is qualified by the full text of the ESPP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

On May 30, 2013, the Company held its Annual Meeting. At the Annual Meeting six proposals were submitted to, and approved by, the Company’s stockholders. Each proposal is described in more detail in the Company’s Proxy Statement. The voting results for each proposal are set forth below.

	Voted For	Withheld	Broker Non-Votes
Proposal 1 - The election of three Class II Directors for three-year terms expiring in 2016
Ian G.H. Ashken	83,736,976	10,757,881	4,000,655
William P. Lauder	92,804,835	1,738,022	4,000,655
Robert L. Wood	91,942,537	2,600,320	4,000,655

	Voted For	Voted Against	Abstained	Broker Non-Votes

Proposal 2 - Proposal to adopt and approve the Jarden Corporation 2013 Stock Incentive Plan	61,560,263	32,936,395	46,198	4,000,655

Proposal 3 - Proposal to adopt and approve the Jarden Corporation 2013 Employee Stock Purchase Plan	93,130,628	1,373,314	38,915	4,000,655

Proposal 4 - Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013	97,251,856	1,176,087	115,569	—

Proposal 5 - Advisory approval of the Company’s executive compensation	79,923,090	14,310,792	308,974	4,000,655

Proposal 6 - Stockholder proposal to declassify the Board of Directors	83,661,290	10,783,001	98,565	4,000,655

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Jarden Corporation 2013 Stock Incentive Plan (filed as Annex A to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Stockholders, as filed with the Commission on April 15, 2013, and incorporated herein by reference).

10.2	Jarden Corporation 2013 Employee Stock Purchase Plan (filed as Annex B to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Stockholders, as filed with the Commission on April 15, 2013, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2013

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Jarden Corporation 2013 Stock Incentive Plan (filed as Annex A to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Stockholders, as filed with the Commission on April 15, 2013, and incorporated herein by reference).

10.2	Jarden Corporation 2013 Employee Stock Purchase Plan (filed as Annex B to the Company’s Definitive Proxy Statement with respect to the Company’s 2013 Annual Meeting of Stockholders, as filed with the Commission on April 15, 2013, and incorporated herein by reference).